SUPPLEMENT TO THE FIDELITY STRATEGIC
OPPORTUNITIES FUND
INITIAL CLASS
FEBRUARY 26,1999
PROSPECTUS

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND HAS BEEN RENAMED
FIDELITY ADVISOR VALUE STRATEGIES FUND. ALL REFERENCES TO ADVISOR
STRATEGIC OPPORTUNITIES THROUGHOUT THIS PROSPECTUS SHOULD BE REPLACED WITH ADVISOR VALUE STRATEGIES.

The following information replaces similar information found in the "Investment Summary" section on page 3.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks).

(small solid bullet) Focusing investments in medium-sized companies, but may also invest substantially in larger or smaller companies.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following information replaces similar information found in the "Performance" section on page 3.

The following information illustrates the changes in the fund 's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Prior to July 1, 1999, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information in the "Performance" section on page 4.

AVERAGE ANNUAL RETURNS

For the periods ended          Past 1 year  Past 5 years  Past 10 years
December 31, 1998

Value Strategies -  Initial     1.22%        11.21%        13.63%
Class

S&P 500(registered trademark)   28.58%       24.06%        19.21%

Russell MidCap  Value Index     5.08%        17.53%        16.18%

Lipper Capital Appreciation     19.96%       14.96%        14.09%
Funds Average

The following information supplements the information found in the "Performance" section on page 4.

Going forward, Advisor Value Strategies' performance will be compared to the Russell MidCap Value Index rather than the S&P 500. The Russell MidCap Value Index more closely reflects the fund's investment strategy.

Russell MidCap Value Index is a market capitalization-weighted index of medium capitalization value-oriented stocks of U.S. corporations.

The following information replaces similar information found on page
4.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Annual account maintenance    $12.00
fee (for accounts under
$2,500)

The following information replaces similar information found in the "Investment Details" section on page 6.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. The stocks of these companies are often called "value" stocks.

Although FMR focuses on investing the fund's assets in securities issued by medium-sized companies, FMR may also make substantial investments in securities issued by larger or smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information supplements the information found under the heading "Principle Investment Risks" in the "Investment Details" section on page 7.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 7.

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

The following information replaces similar information found    on
page 11.

MINIMUMS

TO OPEN AN ACCOUNT                           $2,500

   For certain Fidelity retirement accountsA $500

TO ADD TO AN ACCOUNT                         $250

Through regular investment plans             $100

MINIMUM BALANCE                              $2,000

For certain Fidelity retirement accountsA    $500

A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

The following information replaces the twelfth and thirteenth paragraphs found in the "Fund Management" section on page 21.

The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment decreases the management fee if the fund has performed worse than the S&P 500. After December 31, 2000, no performance adjustment will be applied to the basic fee.

The following information replaces the fifth paragraph found in the "Fund Management" section on page 22.

The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is subtracted from the basic fee if the fund's performance over the performance period is worse than that of the S&P
500. The maximum annualized performance adjustment rate is -0.20% of the fund's average net assets over the performance period.